Exhibit 10c-1

                            REVOLVING LOAN AGREEMENT


         This Revolving Loan Agreement (the "Agreement") is effective as January 20, 2005 by and between Robert Shively and Geoff Shively (the "Lenders"), and PivX Solutions, Inc. (the "Borrower").

1. Lenders hereby agree to lend the sum of five hundred thousand dollars ($500,000) to Borrower, and Borrower agrees to borrow the said sum from Lenders upon the terms and conditions set forth herein.

2. Lender agrees that from time to time during the term of this Agreement it shall lend at its discretion to Borrower sums which, in the aggregate principal amount outstanding at any one time, shall not exceed $500,000 (the "Credit").

         (a) The Credit shall be a revolving credit and Borrower may request advances, repay and re-borrow amounts during the continuation of the Credit, as Lenders may in their discretion deem advisable, subject to the applicable provisions of this Agreement. Each such revolving credit loan made hereunder (an "Advance") shall have a scheduled maturity date ("Scheduled Maturity Date") of July 20, 2005, unless previously paid. All such Advances made hereunder shall be included on the schedule contained in the "Revolving Promissory Note" referred to in paragraph 2(c) below which schedule by this reference is made a part hereof.

         (b) This agreement shall terminate on July 20, 2005 and no new advances hereunder shall be made on or after that date. Notwithstanding the above, if any Advances made hereunder are still outstanding as of this Agreement shall continue in full force and effect with respect to such Advances until such Advances are repaid.

         (c) The obligation of Borrower to repay the aggregate unpaid principal amount of the Advances shall be evidenced by a single promissory note of Borrower bearing on its face an appropriate legend stating that such note is subject to the provisions of this Agreement, which shall be adequately referred to and incorporated herein (the "Revolving Promissory Note"). The Revolving Promissory Note shall be payable to the order of the Lender in a face amount equal to the Credit, bearing no interest. The Revolving Promissory Note shall be dated, and shall be delivered to Lenders, on the date of the execution and delivery of this Agreement by Borrower. Lenders shall, and are hereby authorized by Borrower to, endorse on the schedule contained on the Revolving Promissory Note, or on a continuation of such schedule attached thereto and made a part thereof and hereof, appropriate notations regarding the Advances evidenced by the Revolving Promissory Note as specifically provided therein; provided, however, that the failure to make, or error in making, any such notation shall not limit or otherwise affect the obligations of Borrower hereunder or under the Revolving Promissory Note.

         (d) The unpaid principal amount of an Advance shall bear no interest prior to its Scheduled Maturity Date. After the Scheduled Maturity Date, the unpaid principal amount of the Advance shall bear interest until paid at ten percent (10%). All interest shall be computed on the basis of a year consisting of 365 days and paid for the actual number of days elapsed.

         (e) Notwithstanding any term hereof to the contrary, Lender reserves the right to make any Advance hereunder in its sole and absolute discretion. It is expressly understood and agreed by Borrower and each of its successors and permitted assigns that nothing herein creates any liability on Lender, its successors and permitted assigns that nothing herein creates any liability on Lender, its successors or permitted assigns to make any Advance.

         (f) Whenever Borrower desires Lenders to make an Advance, it shall give written notice via email to Lenders of such Advance, setting forth the amount of the Advance and the date on which such Advance is to be made.

3. The Lenders hereby agree that any right to receive any payment with respect to this Agreement prior to the Scheduled Maturity Date shall be determined and made at the discretion of the CEO, CFO and General Counsel of Borrower.

4. The proceeds of this Agreement shall be used and dealt with by the Borrower as part of its capital and shall be subject to the risks of its business.

5. The Borrower shall have the right to deposit any cash proceeds of this loan agreement in an account or accounts in its own name in any bank or trust company.

6. The payment obligation of the Borrower with respect to this Agreement, together with accrued interest and compensation, shall mature in the event of any receivership, insolvency, liquidation pursuant to the Securities Investor Protection Act of 1970 or otherwise, bankruptcy, assignment for the benefit of creditors, reorganization whether or not pursuant to the bankruptcy laws, or any other marshalling of the assets and liabilities of the Borrower, but the right of the Lenders to receive payment, together with accrued interest or compensation, shall remain subordinate as required by the provisions of this Agreement.

7. Neither this Agreement nor any note or other instrument made hereunder is entered into in reliance upon the standing of the Borrower as a member organization of any commodity exchange or securities exchange or upon any such exchange's surveillance of the Borrower or its capital position. The Lenders are not relying upon any such exchange to provide any information concerning or relating to the Borrower. No such exchange has a responsibility to disclose to the Lenders any information concerning or relating to the Borrower which it may have now or at any future time. Neither any such exchange nor any officer or employee of any such exchange shall be liable to the Lenders with respect to this Agreement, the Indebtedness, the repayment thereof, any interest or compensation thereon or any damages resulting from the breach of this Agreement.

8. This Agreement shall be binding upon the Lenders and the Borrower and their respective heirs, executors, administrators, successors and assigns.

9. Any note or other written instrument evidencing the Indebtedness shall bear on its face an appropriate legend stating that such note or instrument is issued subject to the provisions of this Agreement, which shall be adequately referred to and incorporated by reference herein.

10. This Agreement shall not be subject to cancellation by either party; no payment shall be made with respect thereto and this Agreement shall not be terminated, rescinded or modified by mutual consent or otherwise if the effect thereof would be inconsistent with the Capital Requirements.

11.      This Agreement is governed by the laws of the State of California.

12. Any notice required or provided for herein shall be deemed to have been given or received when it has been delivered in person or has been deposited, postage prepaid, by United States certified or registered mail, addressed to the person for whom intended:

         (a) If for Borrower:
         ____________________________________________
         ____________________________________________
         ____________________________________________

         (b) If for Lender:
         ____________________________________________
         ____________________________________________
         ____________________________________________

BORROWER

PivX Solutions, Inc.

By:
       ------------------------------

Name: Scott D. Olson

Title: General Counsel and Secretary


LENDERS

By:
      ------------------------------

Name: Robert Shively


By:
      ------------------------------

Name: Geoff Shively

                            REVOLVING PROMISSORY NOTE


$500,000.00                                                     January 20, 2005

         FOR VALUE RECEIVED, the PivX Solutions, Inc., undersigned borrower ("PivX"), promises to pay to the order of Lenders PivX Director, Chairman and CEO Robert Shively and PivX Director and Chief Scientist Geoff Shively ("Shivelys"), at such place as the holder hereof may designate, in United States Dollars, the aggregate unpaid principal amount of all advances ("Advances") made by the Shivelys to PivX, up to a maximum principal amount of Five Hundred Thousand Dollars ($500,000.00), at 0% interest on the aggregate unpaid principal amount of such Advances. The entire principal amount and all accrued interest shall be due and payable on July 20, 2005, or on such earlier date, as determined to be in the best interest of PivX by its CEO, General Counsel and CFO.

         PivX promises to pay the Shivelys all reasonable costs and reasonable expenses including all reasonable attorneys' fees, incurred in such collection or in any suit or action to collect this Note or in any appeal thereof, unless a final court of competent jurisdiction finds that the Shivelys acted with gross negligence or willful misconduct. PivX waives presentment, demand, protest, notice of protest, notice of dishonor, notice of nonpayment, and any and all other notices and demands in connection with the delivery, acceptance, performance, default or enforcement of this Note, as well as any applicable statute of limitations. No delay by the Shivelys in exercising any power or right hereunder shall operate as a waiver of any power or right. Time is of the essence as to all obligations hereunder.

         This Note is issued pursuant to the Loan Agreement, which shall govern the rights and obligations of PivX with respect to all obligations hereunder.

         The law of the State of California shall apply to this Agreement.

         PIVX ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF CALIFORNIA IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND, AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS NOTE OR THE LOAN AGREEMENT.

         PIVX WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. PIVX RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. PIVX REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

BORROWER

PivX Solutions, Inc.

By:
       ------------------------------

Name: Scott D. Olson

Title: General Counsel and Secretary


LENDERS

By:
      ------------------------------

Name: Robert Shively


By:
      ------------------------------

Name: Geoff Shively

                                       2